MAINSTAY GROUP OF FUNDS

Supplement dated December 15, 2008 (“Supplement”)
to the MainStay Asset Allocation Funds Prospectus dated February 28, 2008 (“Prospectus”)

MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

This Supplement updates certain information contained in the above-dated Prospectus.  You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

Index Name Change

Barclays Capital has changed the name of all the Lehman Brothers indices to Barclays Capital1.   Accordingly, with respect to the following Funds, all references to “Lehman Brothers” are hereby replaced with “Barclays Capital” when used with respect to such indices:

•	MainStay Conservative Allocation Fund
•	MainStay Moderate Allocation Fund
•	MainStay Moderate Growth Allocation Fund

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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1 Barclays Capital recently completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses, and as part of the transaction, Lehman Brothers indices have become part of Barclays Capital.